UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 27, 2022 (July 26, 2022)
Date of Report (date of earliest event reported)

(Exact name of registrant as specified in its charter)

TN	001-15185		62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

165 Madison Avenue	Memphis,	Tennessee	38103
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code)  (901) 523-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC
Depositary Shares, each representing a 1/400th interest in	FHN PR B	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series B
Depositary Shares, each representing a 1/400th interest in	FHN PR C	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series C
Depositary Shares, each representing a 1/400th interest in	FHN PR D	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series D
Depositary Shares, each representing a 1/4,000th interest in	FHN PR E	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series E
Depositary Shares, each representing a 1/4,000th interest in	FHN PR F	New York Stock Exchange LLC
a share of Non-Cumulative Perpetual Preferred Stock, Series F
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment of Bylaws—Reduction in Board Size and Other Board Matters
Background. After the close of business on July 1, 2022, in accordance with Section 3.17(b) of the Bylaws of First Horizon Corporation ("First Horizon"), Daryl G. Byrd retired from his position as Executive Chairman of the Board and as a director, and D. Bryan Jordan became Chairman of the Board. These events were reported previously in First Horizon's Current Report on Form 8-K filed on June 10, 2022. In addition, on July 26, 2022, in accordance with applicable banking regulations, First Horizon's Board split its Executive & Risk Committee into an Executive Committee and a separate Risk Committee.
Bylaw Amendments. On July 26, 2022, following Mr. Byrd's retirement and the Committee changes noted above, the Board of Directors unanimously approved these amendments to the Bylaws, in each case effective immediately:
Section 3.2: The size of the Board is reduced from 17 to 16 members.
Section 3.17(c)(i): The reference to the Board's size is modified to encompass possible changes after July, 2020, including the change in size mentioned above.
Section 3.17(c)(i): An express provision is added allowing a 75% majority of the entire Board to select a Lead Director from among all the independent directors, and to select a Chair of the Executive & Risk Committee from among all the directors (or, commencing July 26, 2022, to select a Chair of the Executive Committee from among all the directors and a Chair of the Risk Committee from among all the directors).

ITEM 8.01.    Other Events

On July 26, 2022, First Horizon's Board of Directors unanimously selected Colin V. Reed to remain Lead Director, and unanimously selected William H. Fenstermaker, former Chair of the Executive & Risk Committee, to Chair the Executive Committee and the Risk Committee. In addition, all former members of the Executive & Risk Committee were unanimously elected to each of the new separate committees.

ITEM 9.01.    Financial Statements and Exhibits

The following exhibits are filed herewith:

Exhibit #	Description
3.1	Bylaws of First Horizon Corporation, as amended and restated effective July 26, 2022
104	Cover Page Interactive Data File, formatted in Inline XBRL

FIRST HORIZON CORPORATION	2	FORM 8-K CURRENT REPORT 7/26/2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION
(Registrant)

July 27, 2022	By:	/s/ Clyde A. Billings, Jr.
Clyde A. Billings, Jr.
Senior Vice President, Assistant General Counsel and Corporate Secretary

FIRST HORIZON CORPORATION	3	FORM 8-K CURRENT REPORT 7/26/2022